Exhibit 99.2

Quarterly Financial Supplement
Second Quarter 2019
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
2nd Quarter 2019

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2019	2019	2018	2018	2018		2019	2018	Change
Net premiums	$2,763,786	$2,737,813	$2,804,723	$2,562,042	$2,594,460	$169,326	$5,501,599	$5,177,011	$324,588
Net income	202,698	169,507	110,039	301,199	204,374	(1,676)	372,205	304,604	67,601
Adjusted operating income	210,846	167,155	221,751	259,417	202,054	8,792	378,001	307,800	70,201
Return on equity - annualized	8.0%	7.5%	5.2%	14.0%	9.3%	(1.3)%
Return on equity - trailing 12 months	8.5%	8.9%	8.1%	20.8%	20.2%	(11.7)%
Adjusted operating return on equity (ex AOCI):
Annualized	10.6%	8.5%	11.4%	13.5%	10.7%	(0.1)%
Trailing 12 months	11.0%	11.0%	10.3%	10.0%	9.9%	1.1%
Total assets	$72,043,816	$66,692,481	$64,535,245	$62,972,642	$59,766,497	$12,277,319
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,623.0	$1,618.9	$1,610.1	$1,609.8	$1,608.7	$14.3
U.S. and Latin America Financial Solutions	2.0	2.0	2.1	2.1	2.1	(0.1)
Canada Traditional	406.1	394.1	383.5	400.4	391.9	14.2
Europe, Middle East and Africa Traditional	715.8	726.1	716.3	706.5	743.3	(27.5)
Asia Pacific Traditional	630.3	623.4	616.9	588.1	594.3	36.0
Asia Pacific Financial Solutions	—	0.1	0.3	0.3	0.3	(0.3)
Total assumed life reinsurance in force	$3,377.2	$3,364.6	$3,329.2	$3,307.2	$3,340.6	$36.6
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$24.7	$28.8	$26.3	$27.6	$29.3	$(4.6)	$53.5	$52.6	$0.9
Canada Traditional	9.0	8.4	9.4	7.7	7.7	1.3	17.4	26.0	(8.6)
Europe, Middle East and Africa Traditional	27.1	33.2	58.6	48.2	45.4	(18.3)	60.3	83.4	(23.1)
Asia Pacific Traditional	9.6	8.9	20.3	12.2	17.3	(7.7)	18.5	34.4	(15.9)
Total assumed new business production	$70.4	$79.3	$114.6	$95.7	$99.7	$(29.3)	$149.7	$196.4	$(46.7)
Per Share and Shares Data
Basic earnings per share
Net income	$3.23	$2.70	$1.75	$4.76	$3.19	$0.04	$5.93	$4.74	$1.19
Adjusted operating income	$3.36	$2.66	$3.53	$4.10	$3.15	$0.21	$6.03	$4.79	$1.24
Diluted earnings per share
Net income	$3.18	$2.65	$1.72	$4.68	$3.13	$0.05	$5.83	$4.65	$1.18
Adjusted operating income	$3.31	$2.61	$3.46	$4.03	$3.10	$0.21	$5.92	$4.70	$1.22

Wgt. average common shares outstanding
Basic	62,678	62,758	62,815	63,279	64,071	(1,393)	62,719	64,278	(1,559)
Diluted	63,698	64,027	64,156	64,296	65,250	(1,552)	63,819	65,555	(1,736)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	16,380	16,594	16,324	16,187	15,466	914	16,380	15,466	914
Common shares outstanding	62,758	62,544	62,814	62,951	63,672	(914)	62,758	63,672	(914)

Book value per share	$170.64	$154.61	$134.53	$136.29	$135.09	$35.55
Per share effect of AOCI	$42.10	$28.23	$10.14	$12.92	$15.78	$26.32
Book value per share, excluding AOCI	$128.54	$126.38	$124.39	$123.37	$119.31	$9.23

Stockholders’ dividends paid	$37,639.9	$37,707.3	$37,668.5	$38,071.2	$32,128.8	$5,511.1	$75,347.2	$64,369.9	$10,977.3

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD thousands)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$2,763,786	$2,737,813	$2,804,723	$2,562,042	$2,594,460	$169,326	$5,501,599	$5,177,011	$324,588
Investment income, net of related expenses	584,078	579,877	521,393	572,742	528,061	56,017	1,163,955	1,044,390	119,565
Investment related gains (losses), net
OTTI on fixed maturity securities	—	(9,453)	(14,439)	(10,705)	(3,350)	3,350	(9,453)	(3,350)	(6,103)
Other investment related gains (losses), net	12,472	17,241	(124,590)	(9,312)	(7,222)	19,694	29,713	(7,692)	37,405
Total investment related gains (losses), net	12,472	7,788	(139,029)	(20,017)	(10,572)	23,044	20,260	(11,042)	31,302
Other revenue	107,072	94,553	91,431	112,764	83,959	23,113	201,625	159,256	42,369
Total revenues	3,467,408	3,420,031	3,278,518	3,227,531	3,195,908	271,500	6,887,439	6,369,615	517,824
Benefits and expenses:
Claims and other policy benefits	2,515,211	2,508,324	2,467,315	2,209,920	2,279,593	235,618	5,023,535	4,641,694	381,841
Interest credited	157,842	133,189	92,136	143,292	109,327	48,515	291,031	189,776	101,255
Policy acquisition costs and other insurance expenses	260,345	311,881	334,703	310,639	320,276	(59,931)	572,226	677,178	(104,952)
Other operating expenses	223,499	201,483	199,642	200,262	194,959	28,540	424,982	386,233	38,749
Interest expense	43,283	40,173	39,586	33,290	37,025	6,258	83,456	74,479	8,977
Collateral finance and securitization expense	7,151	8,417	7,190	7,467	7,440	(289)	15,568	15,042	526
Total benefits and expenses	3,207,331	3,203,467	3,140,572	2,904,870	2,948,620	258,711	6,410,798	5,984,402	426,396
Income before income taxes	260,077	216,564	137,946	322,661	247,288	12,789	476,641	385,213	91,428
Provision for income taxes	57,379	47,057	27,907	21,462	42,914	14,465	104,436	80,609	23,827
Net income	$202,698	$169,507	$110,039	$301,199	$204,374	$(1,676)	$372,205	$304,604	$67,601
Pre-tax adjusted operating income reconciliation:
Income before income tax	$260,077	$216,564	$137,946	$322,661	$247,288	$12,789	$476,641	$385,213	$91,428
Investment and derivative (gains) losses (1)	(22,214)	13,278	32,023	52,455	37,221	(59,435)	(8,936)	68,864	(77,800)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(5,262)	2,092	32,932	2,081	(8,805)	3,543	(3,170)	(22,416)	19,246
GMXB embedded derivatives (1)	18,044	(18,161)	77,697	(32,133)	(15,324)	33,368	(117)	(30,109)	29,992
Funds withheld (gains) losses - investment income	(492)	5,804	(30)	614	(13,100)	12,608	5,312	(2,808)	8,120
EIA embedded derivatives - interest credited	18,539	1,518	12,222	(1,602)	565	17,974	20,057	(27,998)	48,055
DAC offset, net	(4,050)	(11,540)	(12,498)	(110)	1,755	(5,805)	(15,590)	23,079	(38,669)
Investment (income) loss on unit-linked variable annuities	(2,280)	(12,342)	10,536	(2,402)	(4,127)	1,847	(14,622)	(1,475)	(13,147)
Interest credited on unit-linked variable annuities	2,280	12,342	(10,536)	2,402	4,127	(1,847)	14,622	1,475	13,147
Interest expense on uncertain tax positions	2,732	2,667	—	—	—	2,732	5,399	—	5,399
Non-investment derivatives	12	430	(202)	(553)	477	(465)	442	553	(111)
Adjusted operating income before income taxes	$267,386	$212,652	$280,090	$343,413	$250,077	$17,309	$480,038	$394,378	$85,660

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD thousands)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
After-tax adjusted operating income reconciliation:
Net income	$202,698	$169,507	$110,039	$301,199	$204,374	$(1,676)	$372,205	$304,604	$67,601
Investment and derivative (gains) losses (1)	(17,719)	10,668	25,067	41,548	29,195	(46,914)	(7,051)	53,897	(60,948)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(4,157)	1,653	26,017	1,644	(6,956)	2,799	(2,504)	(17,709)	15,205
GMXB embedded derivatives (1)	14,255	(14,347)	61,380	(25,385)	(12,106)	26,361	(92)	(23,786)	23,694
Funds withheld (gains) losses - investment income	(389)	4,585	(24)	485	(10,349)	9,960	4,196	(2,218)	6,414
EIA embedded derivatives - interest credited	14,646	1,199	9,655	(1,266)	447	14,199	15,845	(22,118)	37,963
DAC offset, net	(3,199)	(9,117)	(9,874)	(86)	1,386	(4,585)	(12,316)	18,232	(30,548)
Investment (income) loss on unit-linked variable annuities	(1,801)	(9,750)	8,324	(1,898)	(3,260)	1,459	(11,551)	(1,165)	(10,386)
Interest credited on unit-linked variable annuities	1,801	9,750	(8,324)	1,898	3,260	(1,459)	11,551	1,165	10,386
Interest expense on uncertain tax positions	2,158	2,107	—	—	—	2,158	4,265	—	4,265
Non-investment derivatives	9	340	(160)	(437)	377	(368)	349	437	(88)
Uncertain tax positions and other tax related items	2,544	560	(349)	(58,285)	(4,314)	6,858	3,104	(3,539)	6,643
Adjusted operating income	$210,846	$167,155	$221,751	$259,417	$202,054	$8,792	$378,001	$307,800	$70,201

Wgt. average common shares outstanding (diluted)	63,698	64,027	64,156	64,296	65,250	(1,552)	63,819	65,555	(1,736)

Diluted earnings per share - adjusted operating income	$3.31	$2.61	$3.46	$4.03	$3.10	$0.21	$5.92	$4.70	$1.22

Foreign currency effect on (2):
Net premiums	$(60,010)	$(78,797)	$(43,803)	$(33,440)	$40,891	$(100,901)	$(138,807)	$120,239	$(259,046)
Adjusted operating income (loss) before income taxes	$(4,939)	$(9,361)	$(4,914)	$(1,293)	$5,422	$(10,361)	$(14,300)	$13,747	$(28,047)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD thousands)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2019	2019	2018	2018	2018
Assets
Fixed maturity securities, available-for-sale	$46,189,305	$41,738,443	$39,992,346	$39,005,212	$36,784,954
Equity securities	146,755	89,865	82,197	101,069	108,070
Mortgage loans on real estate	5,405,422	5,117,545	4,966,298	4,779,074	4,558,669
Policy loans	1,319,722	1,312,349	1,344,980	1,320,050	1,339,252
Funds withheld at interest	5,696,217	5,729,838	5,761,471	5,976,301	5,981,092
Short-term investments	158,788	119,215	142,598	229,928	123,028
Other invested assets	2,121,406	2,006,870	1,915,297	1,706,979	1,605,562
Total investments	61,037,615	56,114,125	54,205,187	53,118,613	50,500,627
Cash and cash equivalents	2,287,526	2,020,396	1,889,733	1,730,489	1,397,679
Accrued investment income	470,074	442,956	427,893	455,296	400,160
Premiums receivable and other reinsurance balances	2,944,820	2,857,673	3,017,868	2,779,556	2,617,382
Reinsurance ceded receivables	851,380	814,806	757,572	769,324	789,429
Deferred policy acquisition costs	3,440,339	3,404,593	3,397,770	3,211,145	3,205,667
Other assets	1,012,062	1,037,932	839,222	908,219	855,553
Total assets	$72,043,816	$66,692,481	$64,535,245	$62,972,642	$59,766,497

Liabilities and stockholders’ equity
Future policy benefits	$26,995,770	$25,976,847	$25,285,400	$25,139,148	$22,286,622
Interest-sensitive contract liabilities	19,748,683	17,750,197	18,004,526	16,751,379	16,513,668
Other policy claims and benefits	6,136,374	5,911,554	5,642,755	5,424,347	5,334,210
Other reinsurance balances	512,924	517,096	487,177	482,235	412,846
Deferred income taxes	2,443,429	2,144,680	1,798,800	1,883,848	2,009,514
Other liabilities	1,480,914	1,278,108	1,396,200	1,213,595	1,094,826
Long-term debt	3,381,411	2,787,717	2,787,873	2,787,975	2,788,111
Collateral finance and securitization notes	635,300	656,174	681,961	710,792	724,998
Total liabilities	61,334,805	57,022,373	56,084,692	54,393,319	51,164,795

Stockholders’ equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,920,144	1,906,291	1,898,652	1,899,144	1,887,336
Retained earnings	7,549,737	7,412,081	7,284,949	7,215,526	6,952,170
Treasury stock	(1,403,774)	(1,415,020)	(1,370,602)	(1,348,943)	(1,243,566)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(122,709)	(147,312)	(168,698)	(119,298)	(142,187)
Unrealized appreciation of securities, net of income taxes	2,815,893	1,964,370	856,159	982,352	1,198,338
Pension and postretirement benefits, net of income taxes	(51,071)	(51,093)	(50,698)	(50,249)	(51,180)
Total stockholders’ equity	10,709,011	9,670,108	8,450,553	8,579,323	8,601,702
Total liabilities and stockholders’ equity	$72,043,816	$66,692,481	$64,535,245	$62,972,642	$59,766,497

Total stockholders’ equity, excluding AOCI	$8,066,898	$7,904,143	$7,813,790	$7,766,518	$7,596,731

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$1,410,503	$1,356,882	$1,500,210	$1,360,076	$1,373,548	$36,955	$2,767,385	$2,672,970	$94,415
Investment income, net of related expenses	173,310	185,534	184,823	181,396	180,478	(7,168)	358,844	363,538	(4,694)
Investment related gains (losses), net	(3,950)	(6,472)	2,802	(33)	3,725	(7,675)	(10,422)	5,408	(15,830)
Other revenue	4,813	4,722	6,267	6,351	6,396	(1,583)	9,535	11,925	(2,390)
Total revenues	1,584,676	1,540,666	1,694,102	1,547,790	1,564,147	20,529	3,125,342	3,053,841	71,501

Benefits and expenses:
Claims and other policy benefits	1,292,852	1,300,065	1,347,292	1,191,489	1,255,007	37,845	2,592,917	2,509,968	82,949
Interest credited	19,517	19,874	20,453	20,321	20,992	(1,475)	39,391	41,272	(1,881)
Policy acquisition costs and other insurance expenses	179,947	176,003	195,437	183,433	182,064	(2,117)	355,950	359,704	(3,754)
Other operating expenses	37,185	33,070	35,708	36,219	34,106	3,079	70,255	68,027	2,228
Total benefits and expenses	1,529,501	1,529,012	1,598,890	1,431,462	1,492,169	37,332	3,058,513	2,978,971	79,542

Income before income taxes	$55,175	$11,654	$95,212	$116,328	$71,978	$(16,803)	$66,829	$74,870	$(8,041)

Loss and expense ratios:
Claims and other policy benefits	91.7%	95.8%	89.8%	87.6%	91.4%	0.3%	93.7%	93.9%	(0.2)%
Policy acquisition costs and other insurance expenses	12.8%	13.0%	13.0%	13.5%	13.3%	(0.5)%	12.9%	13.5%	(0.6)%
Other operating expenses	2.6%	2.4%	2.4%	2.7%	2.5%	0.1%	2.5%	2.5%	—%

Foreign currency effect on (1):
Net premiums	$166	$(520)	$(625)	$(995)	$(608)	$774	$(354)	$336	$(690)
Income (loss) before income taxes	$(26)	$59	$10	$261	$185	$(211)	$33	$136	$(103)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$1,410,503	$1,356,882	$1,500,210	$1,360,076	$1,373,548	$36,955	$2,767,385	$2,672,970	$94,415
Investment income, net of related expenses	173,310	185,534	184,823	181,396	180,478	(7,168)	358,844	363,538	(4,694)
Other revenue	4,813	4,722	6,267	6,351	6,396	(1,583)	9,535	11,925	(2,390)
Total revenues	1,588,626	1,547,138	1,691,300	1,547,823	1,560,422	28,204	3,135,764	3,048,433	87,331

Benefits and expenses:
Claims and other policy benefits	1,292,852	1,300,065	1,347,292	1,191,489	1,255,007	37,845	2,592,917	2,509,968	82,949
Interest credited	19,517	19,874	20,453	20,321	20,992	(1,475)	39,391	41,272	(1,881)
Policy acquisition costs and other insurance expenses	179,947	176,003	195,437	183,433	182,064	(2,117)	355,950	359,704	(3,754)
Other operating expenses	37,185	33,070	35,708	36,219	34,106	3,079	70,255	68,027	2,228
Total benefits and expenses	1,529,501	1,529,012	1,598,890	1,431,462	1,492,169	37,332	3,058,513	2,978,971	79,542

Adjusted operating income before income taxes	$59,125	$18,126	$92,410	$116,361	$68,253	$(9,128)	$77,251	$69,462	$7,789

Loss and expense ratios:
Claims and other policy benefits	91.7%	95.8%	89.8%	87.6%	91.4%	0.3%	93.7%	93.9%	(0.2)%
Policy acquisition costs and other insurance expenses	12.8%	13.0%	13.0%	13.5%	13.3%	(0.5)%	12.9%	13.5%	(0.6)%
Other operating expenses	2.6%	2.4%	2.4%	2.7%	2.5%	0.1%	2.5%	2.5%	—%

Foreign currency effect on (1):
Net premiums	$166	$(520)	$(625)	$(995)	$(608)	$774	$(354)	$336	$(690)
Adjusted operating income (loss) before income taxes	$(26)	$59	$10	$261	$185	$(211)	$33	$136	$(103)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$8,220	$7,210	$8,427	$6,885	$6,699	$1,521	$15,430	$11,891	$3,539
Investment income, net of related expenses	203,894	197,221	169,922	200,397	171,810	32,084	401,115	329,722	71,393
Investment related gains (losses), net	17,500	1,046	(59,261)	581	776	16,724	18,546	1,452	17,094
Other revenue	50,242	22,674	27,365	53,735	24,065	26,177	72,916	47,024	25,892
Total revenues	279,856	228,151	146,453	261,598	203,350	76,506	508,007	390,089	117,918

Benefits and expenses:
Claims and other policy benefits	48,663	48,099	44,704	46,995	22,590	26,073	96,762	38,535	58,227
Interest credited	123,786	88,710	72,142	110,673	74,810	48,976	212,496	129,022	83,474
Policy acquisition costs and other insurance expenses	25,657	19,233	28,436	30,519	37,939	(12,282)	44,890	99,974	(55,084)
Other operating expenses	9,056	7,151	6,969	7,921	7,171	1,885	16,207	14,456	1,751
Total benefits and expenses	207,162	163,193	152,251	196,108	142,510	64,652	370,355	281,987	88,368

Income (loss) before income taxes	$72,694	$64,958	$(5,798)	$65,490	$60,840	$11,854	$137,652	$108,102	$29,550

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$8,220	$7,210	$8,427	$6,885	$6,699	$1,521	$15,430	$11,891	$3,539
Investment income, net of related expenses	203,635	202,911	169,512	200,982	159,165	44,470	406,546	327,392	79,154
Other revenue	50,242	22,674	27,365	53,735	24,065	26,177	72,916	47,024	25,892
Total revenues	262,097	232,795	205,304	261,602	189,929	72,168	494,892	386,307	108,585

Benefits and expenses:
Claims and other policy benefits	48,663	48,099	44,704	46,995	22,590	26,073	96,762	38,535	58,227
Interest credited	105,247	87,192	59,920	112,275	74,245	31,002	192,439	157,020	35,419
Policy acquisition costs and other insurance expenses	29,707	30,773	40,934	30,629	36,184	(6,477)	60,480	76,895	(16,415)
Other operating expenses	9,056	7,151	6,969	7,921	7,171	1,885	16,207	14,456	1,751
Total benefits and expenses	192,673	173,215	152,527	197,820	140,190	52,483	365,888	286,906	78,982

Adjusted operating income before income taxes	$69,424	$59,580	$52,777	$63,782	$49,739	$19,685	$129,004	$99,401	$29,603

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2019	2019	2018	2018	2018
Annuity account values:
Fixed annuities (deferred)	$10,374	$8,311	$8,461	$7,447	$7,101

Net interest spread (fixed annuities)	1.5%	1.6%	1.5%	1.8%	1.7%

Equity-indexed annuities	$3,656	$3,712	$3,782	$3,873	$3,931

Variable annuities account values
No riders	$1,486	$702	$797	$870	$877
GMDB only	164	164	159	179	177
GMIB only	22	22	21	24	24
GMAB only	4	5	7	10	13
GMWB only	1,127	1,132	1,090	1,244	1,268
GMDB / WB	278	281	272	309	318
Other	17	18	19	23	24
Total variable annuities account values	$3,098	$2,324	$2,365	$2,659	$2,701

Fair value of liabilities associated with living benefit riders	$168	$150	$168	$90	$122

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$1,003	$999	$991	$945	$955

Bank-owned life insurance (BOLI)	$602	$599	$596	$593	$589

Other asset-intensive business	$133	$136	$58	$59	$60

Future policy benefits associated with:

Payout annuities	$4,906	$4,974	$4,943	$5,004	$2,247

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Financial Reinsurance
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$1,029	$1,016	$1,766	$1,491	$1,504	$(475)	$2,045	$3,326	$(1,281)
Other revenue	20,372	25,493	24,878	27,759	25,094	(4,722)	45,865	49,885	(4,020)
Total revenues	21,401	26,509	26,644	29,250	26,598	(5,197)	47,910	53,211	(5,301)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	(815)	5,376	4,084	5,324	2,609	(3,424)	4,561	6,609	(2,048)
Other operating expenses	2,892	2,814	3,166	2,343	2,441	451	5,706	4,895	811
Total benefits and expenses	2,077	8,190	7,250	7,667	5,050	(2,973)	10,267	11,504	(1,237)

Income before income taxes	$19,324	$18,319	$19,394	$21,583	$21,548	$(2,224)	$37,643	$41,707	$(4,064)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Financial Reinsurance
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$1,029	$1,016	$1,766	$1,491	$1,504	$(475)	$2,045	$3,326	$(1,281)
Other revenue	20,372	25,493	24,878	27,759	25,094	(4,722)	45,865	49,885	(4,020)
Total revenues	21,401	26,509	26,644	29,250	26,598	(5,197)	47,910	53,211	(5,301)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	(815)	5,376	4,084	5,324	2,609	(3,424)	4,561	6,609	(2,048)
Other operating expenses	2,892	2,814	3,166	2,343	2,441	451	5,706	4,895	811
Total benefits and expenses	2,077	8,190	7,250	7,667	5,050	(2,973)	10,267	11,504	(1,237)

Adjusted operating income before income taxes	$19,324	$18,319	$19,394	$21,583	$21,548	$(2,224)	$37,643	$41,707	$(4,064)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$264,182	$255,257	$267,443	$243,105	$260,750	$3,432	$519,439	$513,473	$5,966
Investment income, net of related expenses	50,002	49,693	49,148	50,145	49,535	467	99,695	100,119	(424)
Investment related gains (losses), net	2,564	7,404	(2,932)	2,484	446	2,118	9,968	(285)	10,253
Other revenue	1,394	(21)	265	228	1,468	(74)	1,373	1,211	162
Total revenues	318,142	312,333	313,924	295,962	312,199	5,943	630,475	614,518	15,957

Benefits and expenses:
Claims and other policy benefits	206,272	199,856	200,693	210,292	223,935	(17,663)	406,128	436,760	(30,632)
Interest credited	73	55	51	6	21	52	128	26	102
Policy acquisition costs and other insurance expenses	57,049	53,908	59,461	56,224	58,541	(1,492)	110,957	115,573	(4,616)
Other operating expenses	8,489	8,235	8,072	8,291	7,897	592	16,724	16,647	77
Total benefits and expenses	271,883	262,054	268,277	274,813	290,394	(18,511)	533,937	569,006	(35,069)

Income before income taxes	$46,259	$50,279	$45,647	$21,149	$21,805	$24,454	$96,538	$45,512	$51,026

Loss and expense ratios:
Loss ratios (creditor business)	27.8%	21.4%	29.1%	27.2%	26.3%	1.5%	24.6%	26.6%	(2.0)%
Loss ratios (excluding creditor business)	83.9%	85.1%	80.9%	94.7%	94.4%	(10.5)%	84.5%	93.3%	(8.8)%
Claims and other policy benefits / (net premiums + investment income)	65.7%	65.5%	63.4%	71.7%	72.2%	(6.5)%	65.6%	71.2%	(5.6)%
Policy acquisition costs and other insurance expenses (creditor business)	65.3%	64.7%	64.7%	64.2%	66.5%	(1.2)%	65.0%	65.9%	(0.9)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.5%	15.9%	16.8%	17.4%	16.2%	0.3%	16.2%	16.4%	(0.2)%
Other operating expenses	3.2%	3.2%	3.0%	3.4%	3.0%	0.2%	3.2%	3.2%	—%

Foreign currency effect on (1):
Net premiums	$(9,448)	$(12,692)	$(10,704)	$(10,468)	$10,222	$(19,670)	$(22,140)	$21,068	$(43,208)
Income (loss) before income taxes	$(1,614)	$(2,563)	$(2,097)	$(1,075)	$579	$(2,193)	$(4,177)	$1,995	$(6,172)

Creditor reinsurance net premiums	$27,370	$27,187	$30,299	$29,521	$32,453	$(5,083)	$54,557	$63,546	$(8,989)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$264,182	$255,257	$267,443	$243,105	$260,750	$3,432	$519,439	$513,473	$5,966
Investment income, net of related expenses	49,769	49,807	49,528	50,174	49,080	689	99,576	99,641	(65)
Investment related gains, net	1,713	1,623	1,381	1,258	1,258	455	3,336	2,400	936
Other revenue	1,394	(21)	265	228	1,468	(74)	1,373	1,211	162
Total revenues	317,058	306,666	318,617	294,765	312,556	4,502	623,724	616,725	6,999

Benefits and expenses:
Claims and other policy benefits	206,272	199,856	200,693	210,292	223,935	(17,663)	406,128	436,760	(30,632)
Interest credited	73	55	51	6	21	52	128	26	102
Policy acquisition costs and other insurance expenses	57,049	53,908	59,461	56,224	58,541	(1,492)	110,957	115,573	(4,616)
Other operating expenses	8,489	8,235	8,072	8,291	7,897	592	16,724	16,647	77
Total benefits and expenses	271,883	262,054	268,277	274,813	290,394	(18,511)	533,937	569,006	(35,069)

Adjusted operating income before income taxes	$45,175	$44,612	$50,340	$19,952	$22,162	$23,013	$89,787	$47,719	$42,068

Loss and expense ratios:
Loss ratios (creditor business)	27.8%	21.4%	29.1%	27.2%	26.3%	1.5%	24.6%	26.6%	(2.0)%
Loss ratios (excluding creditor business)	83.9%	85.1%	80.9%	94.7%	94.4%	(10.5)%	84.5%	93.3%	(8.8)%
Claims and other policy benefits / (net premiums + investment income)	65.7%	65.5%	63.3%	71.7%	72.3%	(6.6)%	65.6%	71.2%	(5.6)%
Policy acquisition costs and other insurance expenses (creditor business)	65.3%	64.7%	64.7%	64.2%	66.5%	(1.2)%	65.0%	65.9%	(0.9)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.5%	15.9%	16.8%	17.4%	16.2%	0.3%	16.2%	16.4%	(0.2)%
Other operating expenses	3.2%	3.2%	3.0%	3.4%	3.0%	0.2%	3.2%	3.2%	—%

Foreign currency effect on (1):
Net premiums	$(9,448)	$(12,692)	$(10,704)	$(10,468)	$10,222	$(19,670)	$(22,140)	$21,068	$(43,208)
Adjusted operating income (loss) before income taxes	$(1,647)	$(2,364)	$(2,273)	$(1,022)	$600	$(2,247)	$(4,011)	$2,112	$(6,123)

Creditor reinsurance net premiums	$27,370	$27,187	$30,299	$29,521	$32,453	$(5,083)	$54,557	$63,546	$(8,989)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$22,456	$21,989	$10,431	$10,681	$10,955	$11,501	$44,445	$22,260	$22,185
Investment income, net of related expenses	788	718	474	415	330	458	1,506	445	1,061
Other revenue	685	867	649	1,072	804	(119)	1,552	2,161	(609)
Total revenues	23,929	23,574	11,554	12,168	12,089	11,840	47,503	24,866	22,637

Benefits and expenses:
Claims and other policy benefits	19,222	21,153	9,775	10,003	7,915	11,307	40,375	17,030	23,345
Policy acquisition costs and other insurance expenses	447	449	188	190	292	155	896	388	508
Other operating expenses	447	624	396	329	338	109	1,071	713	358
Total benefits and expenses	20,116	22,226	10,359	10,522	8,545	11,571	42,342	18,131	24,211

Income before income taxes	$3,813	$1,348	$1,195	$1,646	$3,544	$269	$5,161	$6,735	$(1,574)

Foreign currency effect on (2):
Net premiums	$(812)	$(1,033)	$(423)	$(459)	$436	$(1,248)	$(1,845)	$937	$(2,782)
Income (loss) before income taxes	$(123)	$(84)	$(69)	$(71)	$146	$(269)	$(207)	$334	$(541)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$22,456	$21,989	$10,431	$10,681	$10,955	$11,501	$44,445	$22,260	$22,185
Investment income, net of related expenses	788	718	474	415	330	458	1,506	445	1,061
Other revenue	685	867	649	1,072	804	(119)	1,552	2,161	(609)
Total revenues	23,929	23,574	11,554	12,168	12,089	11,840	47,503	24,866	22,637

Benefits and expenses:
Claims and other policy benefits	19,222	21,153	9,775	10,003	7,915	11,307	40,375	17,030	23,345
Policy acquisition costs and other insurance expenses	447	449	188	190	292	155	896	388	508
Other operating expenses	447	624	396	329	338	109	1,071	713	358
Total benefits and expenses	20,116	22,226	10,359	10,522	8,545	11,571	42,342	18,131	24,211

Adjusted operating income before income taxes	$3,813	$1,348	$1,195	$1,646	$3,544	$269	$5,161	$6,735	$(1,574)

Foreign currency effect on (2):
Net premiums	$(812)	$(1,033)	$(423)	$(459)	$436	$(1,248)	$(1,845)	$937	$(2,782)
Adjusted operating income (loss) before income taxes	$(123)	$(84)	$(68)	$(71)	$146	$(269)	$(207)	$334	$(541)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$350,884	$363,884	$352,522	$340,414	$354,534	$(3,650)	$714,768	$730,263	$(15,495)
Investment income, net of related expenses	17,945	18,802	17,201	16,190	17,087	858	36,747	32,851	3,896
Investment related gains (losses), net	112	—	(170)	—	—	112	112	9	103
Other revenue	558	1,320	1,673	455	917	(359)	1,878	3,197	(1,319)
Total revenues	369,499	384,006	371,226	357,059	372,538	(3,039)	753,505	766,320	(12,815)

Benefits and expenses:
Claims and other policy benefits	295,661	312,135	305,027	291,442	310,187	(14,526)	607,796	636,989	(29,193)
Policy acquisition costs and other insurance expenses	27,594	29,953	21,651	21,817	29,961	(2,367)	57,547	55,513	2,034
Other operating expenses	30,123	26,494	29,688	25,430	25,922	4,201	56,617	51,929	4,688
Total benefits and expenses	353,378	368,582	356,366	338,689	366,070	(12,692)	721,960	744,431	(22,471)

Income before income taxes	$16,121	$15,424	$14,860	$18,370	$6,468	$9,653	$31,545	$21,889	$9,656

Loss and expense ratios:
Claims and other policy benefits	84.3%	85.8%	86.5%	85.6%	87.5%	(3.2)%	85.0%	87.2%	(2.2)%
Policy acquisition costs and other insurance expenses	7.9%	8.2%	6.1%	6.4%	8.5%	(0.6)%	8.1%	7.6%	0.5%
Other operating expenses	8.6%	7.3%	8.4%	7.5%	7.3%	1.3%	7.9%	7.1%	0.8%

Foreign currency effect on (1):
Net premiums	$(23,296)	$(32,565)	$(12,043)	$(6,362)	$18,659	$(41,955)	$(55,861)	$58,967	$(114,828)
Income (loss) before income taxes	$(968)	$(1,733)	$(875)	$(363)	$978	$(1,946)	$(2,701)	$2,779	$(5,480)

Critical illness net premiums	$43,059	$44,446	$45,292	$45,601	$47,851	$(4,792)	$87,505	$96,749	$(9,244)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$350,884	$363,884	$352,522	$340,414	$354,534	$(3,650)	$714,768	$730,263	$(15,495)
Investment income, net of related expenses	17,945	18,802	17,201	16,190	17,087	858	36,747	32,851	3,896
Investment related losses, net	(67)	—	—	—	—	(67)	(67)	—	(67)
Other revenue	558	1,320	1,673	455	917	(359)	1,878	3,197	(1,319)
Total revenues	369,320	384,006	371,396	357,059	372,538	(3,218)	753,326	766,311	(12,985)

Benefits and expenses:
Claims and other policy benefits	295,661	312,135	305,027	291,442	310,187	(14,526)	607,796	636,989	(29,193)
Policy acquisition costs and other insurance expenses	27,594	29,953	21,651	21,817	29,961	(2,367)	57,547	55,513	2,034
Other operating expenses	30,123	26,494	29,688	25,430	25,922	4,201	56,617	51,929	4,688
Total benefits and expenses	353,378	368,582	356,366	338,689	366,070	(12,692)	721,960	744,431	(22,471)

Adjusted operating income before income taxes	$15,942	$15,424	$15,030	$18,370	$6,468	$9,474	$31,366	$21,880	$9,486

Loss and expense ratios:
Claims and other policy benefits	84.3%	85.8%	86.5%	85.6%	87.5%	(3.2)%	85.0%	87.2%	(2.2)%
Policy acquisition costs and other insurance expenses	7.9%	8.2%	6.1%	6.4%	8.5%	(0.6)%	8.1%	7.6%	0.5%
Other operating expenses	8.6%	7.3%	8.4%	7.5%	7.3%	1.3%	7.9%	7.1%	0.8%

Foreign currency effect on (1):
Net premiums	$(23,296)	$(32,565)	$(12,043)	$(6,362)	$18,659	$(41,955)	$(55,861)	$58,967	$(114,828)
Adjusted operating income (loss) before income taxes	$(959)	$(1,733)	$(884)	$(363)	$978	$(1,937)	$(2,692)	$2,779	$(5,471)

Critical illness net premiums	$43,059	$44,446	$45,292	$45,601	$47,851	$(4,792)	$87,505	$96,749	$(9,244)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$56,660	$52,101	$49,115	$49,104	$49,135	$7,525	$108,761	$97,114	$11,647
Investment income, net of related expenses	46,593	48,665	24,045	37,548	40,330	6,263	95,258	72,262	22,996
Investment related gains (losses), net	2,550	3,364	(8,568)	(87)	5,858	(3,308)	5,914	9,210	(3,296)
Other revenue	8,183	5,291	4,812	5,099	5,352	2,831	13,474	10,232	3,242
Total revenues	113,986	109,421	69,404	91,664	100,675	13,311	223,407	188,818	34,589

Benefits and expenses:
Claims and other policy benefits	47,551	48,878	34,615	24,211	21,854	25,697	96,429	64,325	32,104
Interest credited	2,280	12,342	(10,536)	2,402	4,127	(1,847)	14,622	1,475	13,147
Policy acquisition costs and other insurance expenses	1,181	631	1,033	814	1,054	127	1,812	2,134	(322)
Other operating expenses	11,173	9,180	8,643	8,032	8,271	2,902	20,353	16,351	4,002
Total benefits and expenses	62,185	71,031	33,755	35,459	35,306	26,879	133,216	84,285	48,931

Income before income taxes	$51,801	$38,390	$35,649	$56,205	$65,369	$(13,568)	$90,191	$104,533	$(14,342)

Foreign currency effect on (2):
Net premiums	$(3,380)	$(3,608)	$(1,627)	$(241)	$2,987	$(6,367)	$(6,988)	$8,355	$(15,343)
Income (loss) before income taxes	$(2,949)	$(2,796)	$(1,164)	$(676)	$3,339	$(6,288)	$(5,745)	$7,657	$(13,402)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$56,660	$52,101	$49,115	$49,104	$49,135	$7,525	$108,761	$97,114	$11,647
Investment income, net of related expenses	44,313	36,323	34,581	35,146	36,203	8,110	80,636	70,787	9,849
Other revenue	8,195	5,361	4,769	5,238	5,339	2,856	13,556	10,295	3,261
Total revenues	109,168	93,785	88,465	89,488	90,677	18,491	202,953	178,196	24,757

Benefits and expenses:
Claims and other policy benefits	47,551	48,878	34,615	24,211	21,854	25,697	96,429	64,325	32,104
Policy acquisition costs and other insurance expenses	1,181	631	1,033	814	1,054	127	1,812	2,134	(322)
Other operating expenses	11,173	9,180	8,643	8,032	8,271	2,902	20,353	16,351	4,002
Total benefits and expenses	59,905	58,689	44,291	33,057	31,179	28,726	118,594	82,810	35,784

Adjusted operating income before income taxes	$49,263	$35,096	$44,174	$56,431	$59,498	$(10,235)	$84,359	$95,386	$(11,027)

Foreign currency effect on (2):
Net premiums	$(3,380)	$(3,608)	$(1,627)	$(241)	$2,987	$(6,367)	$(6,988)	$8,355	$(15,343)
Adjusted operating income (loss) before income taxes	$(2,813)	$(2,552)	$(1,400)	$(687)	$3,050	$(5,863)	$(5,365)	$7,015	$(12,380)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$606,418	$646,741	$616,428	$551,695	$538,799	$67,619	$1,253,159	$1,128,312	$124,847
Investment income, net of related expenses	24,732	25,335	23,676	23,169	24,076	656	50,067	48,676	1,391
Investment related gains (losses), net	—	8	(1)	—	—	—	8	8	—
Other revenue	2,267	1,088	13,651	3,171	7,645	(5,378)	3,355	8,063	(4,708)
Total revenues	633,417	673,172	653,754	578,035	570,520	62,897	1,306,589	1,185,059	121,530

Benefits and expenses:
Claims and other policy benefits	567,994	546,454	522,999	431,570	435,592	132,402	1,114,448	930,786	183,662
Policy acquisition costs and other insurance expenses	(11,584)	50,323	56,256	42,063	37,584	(49,168)	38,739	96,366	(57,627)
Other operating expenses	42,232	39,771	40,754	42,395	38,482	3,750	82,003	76,158	5,845
Total benefits and expenses	598,642	636,548	620,009	516,028	511,658	86,984	1,235,190	1,103,310	131,880

Income before income taxes	$34,775	$36,624	$33,745	$62,007	$58,862	$(24,087)	$71,399	$81,749	$(10,350)

Loss and expense ratios:
Claims and other policy benefits	93.7%	84.5%	84.8%	78.2%	80.8%	12.9%	88.9%	82.5%	6.4%
Policy acquisition costs and other insurance expenses	(1.9)%	7.8%	9.1%	7.6%	7.0%	(8.9)%	3.1%	8.5%	(5.4)%
Other operating expenses	7.0%	6.1%	6.6%	7.7%	7.1%	(0.1)%	6.5%	6.7%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(23,196)	$(27,166)	$(18,381)	$(14,915)	$9,195	$(32,391)	$(50,362)	$30,540	$(80,902)
Income (loss) before income taxes	$541	$(2,166)	$698	$1,181	$(66)	$607	$(1,625)	$888	$(2,513)

Critical illness net premiums	$242,818	$252,072	$198,428	$191,099	$180,852	$61,966	$494,890	$416,573	$78,317

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$606,418	$646,741	$616,428	$551,695	$538,799	$67,619	$1,253,159	$1,128,312	$124,847
Investment income, net of related expenses	24,732	25,335	23,676	23,169	24,076	656	50,067	48,676	1,391
Investment related gains (losses), net	1	4	(1)	(1)	—	1	5	3	2
Other revenue	2,267	1,088	13,651	3,171	7,645	(5,378)	3,355	8,063	(4,708)
Total revenues	633,418	673,168	653,754	578,034	570,520	62,898	1,306,586	1,185,054	121,532

Benefits and expenses:
Claims and other policy benefits	567,994	546,454	522,999	431,570	435,592	132,402	1,114,448	930,786	183,662
Policy acquisition costs and other insurance expenses	(11,584)	50,323	56,256	42,063	37,584	(49,168)	38,739	96,366	(57,627)
Other operating expenses	42,232	39,771	40,754	42,395	38,482	3,750	82,003	76,158	5,845
Total benefits and expenses	598,642	636,548	620,009	516,028	511,658	86,984	1,235,190	1,103,310	131,880

Adjusted operating income before income taxes	$34,776	$36,620	$33,745	$62,006	$58,862	$(24,086)	$71,396	$81,744	$(10,348)

Loss and expense ratios:
Claims and other policy benefits	93.7%	84.5%	84.8%	78.2%	80.8%	12.9%	88.9%	82.5%	6.4%
Policy acquisition costs and other insurance expenses	(1.9)%	7.8%	9.1%	7.6%	7.0%	(8.9)%	3.1%	8.5%	(5.4)%
Other operating expenses	7.0%	6.1%	6.6%	7.7%	7.1%	(0.1)%	6.5%	6.7%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(23,196)	$(27,166)	$(18,381)	$(14,915)	$9,195	$(32,391)	$(50,362)	$30,540	$(80,902)
Adjusted operating income (loss) before income taxes	$542	$(2,191)	$697	$1,181	$(66)	$608	$(1,649)	$850	$(2,499)

Critical illness net premiums	$242,818	$252,072	$198,428	$191,099	$180,852	$61,966	$494,890	$416,573	$78,317

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$44,453	$33,795	$83	$75	$30	$44,423	$78,248	$708	$77,540
Investment income, net of related expenses	10,383	10,269	10,006	10,145	10,184	199	20,652	20,578	74
Investment related gains (losses), net	(816)	4,069	(15,211)	(438)	1,904	(2,720)	3,253	5,371	(2,118)
Other revenue	5,538	6,395	5,596	6,385	5,874	(336)	11,933	11,181	752
Total revenues	59,558	54,528	474	16,167	17,992	41,566	114,086	37,838	76,248

Benefits and expenses:
Claims and other policy benefits	37,107	31,719	2,576	3,894	2,405	34,702	68,826	6,873	61,953
Interest credited	6,730	6,702	6,454	6,875	6,660	70	13,432	13,054	378
Policy acquisition costs and other insurance expenses	9,530	5,379	756	786	728	8,802	14,909	1,925	12,984
Other operating expenses	4,273	4,645	5,019	4,406	4,061	212	8,918	7,827	1,091
Total benefits and expenses	57,640	48,445	14,805	15,961	13,854	43,786	106,085	29,679	76,406

Income (loss) before income taxes	$1,918	$6,083	$(14,331)	$206	$4,138	$(2,220)	$8,001	$8,159	$(158)

Foreign currency effect on (2):
Net premiums	$(44)	$(1,213)	$—	$—	$—	$(44)	$(1,257)	$36	$(1,293)
Income (loss) before income taxes	$218	$161	$272	$(41)	$38	$180	$379	$136	$243

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$44,453	$33,795	$83	$75	$30	$44,423	$78,248	$708	$77,540
Investment income, net of related expenses	10,383	10,269	10,006	10,145	10,184	199	20,652	20,578	74
Investment related gains, net	705	1,321	1,140	695	630	75	2,026	1,354	672
Other revenue	5,538	6,395	5,596	6,385	5,874	(336)	11,933	11,181	752
Total revenues	61,079	51,780	16,825	17,300	16,718	44,361	112,859	33,821	79,038

Benefits and expenses:
Claims and other policy benefits	37,107	31,719	2,576	3,894	2,405	34,702	68,826	6,873	61,953
Interest credited	6,730	6,702	6,454	6,875	6,660	70	13,432	13,054	378
Policy acquisition costs and other insurance expenses	9,530	5,379	756	786	728	8,802	14,909	1,925	12,984
Other operating expenses	4,273	4,645	5,019	4,406	4,061	212	8,918	7,827	1,091
Total benefits and expenses	57,640	48,445	14,805	15,961	13,854	43,786	106,085	29,679	76,406

Adjusted operating income before income taxes	$3,439	$3,335	$2,020	$1,339	$2,864	$575	$6,774	$4,142	$2,632

Foreign currency effect on (2):
Net premiums	$(44)	$(1,213)	$—	$—	$—	$(44)	$(1,257)	$36	$(1,293)
Adjusted operating income (loss) before income taxes	$(27)	$(100)	$(94)	$(34)	$66	$(93)	$(127)	$24	$(151)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$10	$(46)	$64	$7	$10	$—	$(36)	$20	$(56)
Investment income, net of related expenses	55,402	42,624	40,332	51,846	32,727	22,675	98,026	72,873	25,153
Investment related losses, net	(5,488)	(1,631)	(55,688)	(22,524)	(23,281)	17,793	(7,119)	(32,215)	25,096
Other revenue	13,020	26,724	6,275	8,509	6,344	6,676	39,744	14,377	25,367
Total revenues	62,944	67,671	(9,017)	37,838	15,800	47,144	130,615	55,055	75,560

Benefits and expenses:
Claims and other policy benefits	(111)	(35)	(366)	24	108	(219)	(146)	428	(574)
Interest credited	5,456	5,506	3,572	3,015	2,717	2,739	10,962	4,927	6,035
Policy acquisition costs and other insurance income	(28,661)	(29,374)	(32,599)	(30,531)	(30,496)	1,835	(58,035)	(61,008)	2,973
Other operating expenses	77,629	69,499	61,227	64,896	66,270	11,359	147,128	129,230	17,898
Interest expense	43,283	40,173	39,586	33,290	37,025	6,258	83,456	74,479	8,977
Collateral finance and securitization expense	7,151	8,417	7,190	7,467	7,440	(289)	15,568	15,042	526
Total benefits and expenses	104,747	94,186	78,610	78,161	83,064	21,683	198,933	163,098	35,835

Loss before income taxes	$(41,803)	$(26,515)	$(87,627)	$(40,323)	$(67,264)	$25,461	$(68,318)	$(108,043)	$39,725

Foreign currency effect on (1):
Income (loss) before income taxes	$196	$(73)	$(524)	$(636)	$762	$(566)	$123	$918	$(795)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$10	$(46)	$64	$7	$10	$—	$(36)	$20	$(56)
Investment income, net of related expenses	55,402	42,624	40,332	51,846	32,727	22,675	98,026	72,873	25,153
Investment related gains, net	688	2,049	1,103	434	632	56	2,737	1,540	1,197
Other revenue	13,020	27,084	6,116	7,817	6,834	6,186	40,104	14,867	25,237
Total revenues	69,120	71,711	47,615	60,104	40,203	28,917	140,831	89,300	51,531

Benefits and expenses:
Claims and other policy benefits	(111)	(35)	(366)	24	108	(219)	(146)	428	(574)
Interest credited	5,456	5,506	3,572	3,015	2,717	2,739	10,962	4,927	6,035
Policy acquisition costs and other insurance income	(28,661)	(29,374)	(32,599)	(30,531)	(30,496)	1,835	(58,035)	(61,008)	2,973
Other operating expenses	77,629	69,499	61,227	64,896	66,270	11,359	147,128	129,230	17,898
Interest expense	40,551	37,506	39,586	33,290	37,025	3,526	78,057	74,479	3,578
Collateral finance and securitization expense	7,151	8,417	7,190	7,467	7,440	(289)	15,568	15,042	526
Total benefits and expenses	102,015	91,519	78,610	78,161	83,064	18,951	193,534	163,098	30,436

Adjusted operating loss before income taxes	$(32,895)	$(19,808)	$(30,995)	$(18,057)	$(42,861)	$9,966	$(52,703)	$(73,798)	$21,095

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$114	$(396)	$(902)	$(558)	$463	$(349)	$(282)	$497	$(779)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
U.S. and Latin America:
Traditional	$55,175	$11,654	$95,212	$116,328	$71,978	$(16,803)	$66,829	$74,870	$(8,041)
Financial Solutions:
Asset Intensive	72,694	64,958	(5,798)	65,490	60,840	11,854	137,652	108,102	29,550
Financial Reinsurance	19,324	18,319	19,394	21,583	21,548	(2,224)	37,643	41,707	(4,064)
Total U.S. and Latin America	147,193	94,931	108,808	203,401	154,366	(7,173)	242,124	224,679	17,445
Canada:
Traditional	46,259	50,279	45,647	21,149	21,805	24,454	96,538	45,512	51,026
Financial Solutions	3,813	1,348	1,195	1,646	3,544	269	5,161	6,735	(1,574)
Total Canada	50,072	51,627	46,842	22,795	25,349	24,723	101,699	52,247	49,452
Europe, Middle East and Africa:
Traditional	16,121	15,424	14,860	18,370	6,468	9,653	31,545	21,889	9,656
Financial Solutions	51,801	38,390	35,649	56,205	65,369	(13,568)	90,191	104,533	(14,342)
Total Europe, Middle East and Africa	67,922	53,814	50,509	74,575	71,837	(3,915)	121,736	126,422	(4,686)
Asia Pacific:
Traditional	34,775	36,624	33,745	62,007	58,862	(24,087)	71,399	81,749	(10,350)
Financial Solutions	1,918	6,083	(14,331)	206	4,138	(2,220)	8,001	8,159	(158)
Total Asia Pacific	36,693	42,707	19,414	62,213	63,000	(26,307)	79,400	89,908	(10,508)
Corporate and Other	(41,803)	(26,515)	(87,627)	(40,323)	(67,264)	25,461	(68,318)	(108,043)	39,725
Consolidated income before income taxes	$260,077	$216,564	$137,946	$322,661	$247,288	$12,789	$476,641	$385,213	$91,428

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2019	2019	2018	2018	2018		2019	2018	Change
U.S. and Latin America:
Traditional	$59,125	$18,126	$92,410	$116,361	$68,253	$(9,128)	$77,251	$69,462	$7,789
Financial Solutions:
Asset Intensive	69,424	59,580	52,777	63,782	49,739	19,685	129,004	99,401	29,603
Financial Reinsurance	19,324	18,319	19,394	21,583	21,548	(2,224)	37,643	41,707	(4,064)
Total U.S. and Latin America	147,873	96,025	164,581	201,726	139,540	8,333	243,898	210,570	33,328
Canada:
Traditional	45,175	44,612	50,340	19,952	22,162	23,013	89,787	47,719	42,068
Financial Solutions	3,813	1,348	1,195	1,646	3,544	269	5,161	6,735	(1,574)
Total Canada	48,988	45,960	51,535	21,598	25,706	23,282	94,948	54,454	40,494
Europe, Middle East and Africa:
Traditional	15,942	15,424	15,030	18,370	6,468	9,474	31,366	21,880	9,486
Financial Solutions	49,263	35,096	44,174	56,431	59,498	(10,235)	84,359	95,386	(11,027)
Total Europe, Middle East and Africa	65,205	50,520	59,204	74,801	65,966	(761)	115,725	117,266	(1,541)
Asia Pacific:
Traditional	34,776	36,620	33,745	62,006	58,862	(24,086)	71,396	81,744	(10,348)
Financial Solutions	3,439	3,335	2,020	1,339	2,864	575	6,774	4,142	2,632
Total Asia Pacific	38,215	39,955	35,765	63,345	61,726	(23,511)	78,170	85,886	(7,716)
Corporate and Other	(32,895)	(19,808)	(30,995)	(18,057)	(42,861)	9,966	(52,703)	(73,798)	21,095
Consolidated adjusted operating income before income taxes	$267,386	$212,652	$280,090	$343,413	$250,077	$17,309	$480,038	$394,378	$85,660

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2019	2019	2018	2018	2018
Fixed maturity securities, available-for-sale (1)	$46,189,305	$41,738,443	$39,992,346	$39,005,212	$36,784,954
Equity securities	146,755	89,865	82,197	101,069	108,070
Mortgage loans on real estate	5,405,422	5,117,545	4,966,298	4,779,074	4,558,669
Policy loans	1,319,722	1,312,349	1,344,980	1,320,050	1,339,252
Funds withheld at interest	5,696,217	5,729,838	5,761,471	5,976,301	5,981,092
Short-term investments	158,788	119,215	142,598	229,928	123,028
Other invested assets	2,121,406	2,006,870	1,915,297	1,706,979	1,605,562
Cash and cash equivalents	2,287,526	2,020,396	1,889,733	1,730,489	1,397,679
Total cash and invested assets	$63,325,141	$58,134,521	$56,094,920	$54,849,102	$51,898,306

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2019	2019	2018	2018	2018		2019	2018	Change
Average invested assets at amortized cost (1)	$28,486,745	$28,096,587	$27,387,965	$27,029,073	$26,899,416	$1,587,329	$28,137,502	$26,816,599	$1,320,903
Net investment income (1)	$306,805	$310,229	$298,902	$303,860	$285,832	$20,973	$617,034	$582,305	$34,729
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.38%	4.49%	4.44%	4.57%	4.32%	6 bps	4.43%	4.39%	4 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

June 30, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$26,055,078	$1,651,141	$70,788	$27,635,431	59.8%	$—
Canadian governments	2,960,943	1,613,153	133	4,573,963	9.9%	—
RMBS	2,214,963	64,629	3,077	2,276,515	4.9%	—
ABS	2,482,012	25,714	13,062	2,494,664	5.4%	275
CMBS	1,687,024	60,775	514	1,747,285	3.8%	—
U.S. government	1,738,348	40,202	370	1,778,180	3.8%	—
State and political subdivisions	1,221,461	83,621	1,508	1,303,574	2.9%	—
Other foreign government	4,097,789	288,833	6,929	4,379,693	9.5%	—
Total fixed maturity securities	$42,457,618	$3,828,068	$96,381	$46,189,305	100.0%	$275

December 31, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$24,006,407	$530,804	$555,092	$23,982,119	59.9%	$—
Canadian governments	2,768,466	1,126,227	2,308	3,892,385	9.7%	—
RMBS	1,872,236	22,267	25,282	1,869,221	4.7%	—
ABS	2,171,254	10,779	32,829	2,149,204	5.4%	275
CMBS	1,428,115	9,153	18,234	1,419,034	3.5%	—
U.S. government	2,233,537	10,204	57,867	2,185,874	5.5%	—
State and political subdivisions	721,290	39,914	9,010	752,194	1.9%	—
Other foreign government	3,680,863	109,320	47,868	3,742,315	9.4%	—
Total fixed maturity securities	$38,882,168	$1,858,668	$748,490	$39,992,346	100.0%	$275

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Corporate Fixed Maturity Securities by Sector

	June 30, 2019				December 31, 2018
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,167,576	$5,435,758	19.8%	A-	$4,853,921	$4,835,124	20.1%	A-
Brokerage/asset managers/exchanges	685,051	723,995	2.6%	A-	582,082	582,624	2.4%	A-
Finance companies	207,373	217,885	0.8%	BBB	184,843	179,219	0.7%	BBB
Insurance	2,691,257	2,852,173	10.3%	A-	2,293,651	2,263,918	9.4%	BBB+
REITs	698,949	731,664	2.6%	BBB+	639,466	638,511	2.7%	BBB+
Other finance	415,533	423,968	1.5%	A-	239,779	231,172	1.0%	A-
Total financial institutions	$9,865,739	$10,385,443	37.6%		$8,793,742	$8,730,568	36.3%
Industrials
Basic	$1,449,240	$1,544,656	5.6%	BBB	$1,296,617	$1,287,773	5.4%	BBB
Capital goods	1,212,063	1,259,086	4.6%	BBB	1,197,773	1,185,024	4.9%	BBB
Communications	1,982,119	2,131,685	7.7%	BBB+	1,903,510	1,917,240	8.0%	BBB
Consumer cyclical	1,359,928	1,429,891	5.2%	BBB+	1,188,006	1,187,639	5.0%	A-
Consumer noncyclical	2,545,754	2,713,821	9.8%	BBB+	2,584,174	2,581,539	10.8%	BBB+
Energy	1,809,649	1,943,787	7.0%	BBB+	1,799,801	1,814,668	7.6%	BBB+
Technology	841,740	882,221	3.2%	A-	767,069	768,807	3.2%	A-
Transportation	1,573,988	1,669,107	6.0%	A-	1,321,537	1,320,565	5.5%	A-
Other industrial	288,640	303,802	1.1%	A-	278,370	278,856	1.2%	BBB+
Total industrials	$13,063,121	$13,878,056	50.2%		$12,336,857	$12,342,111	51.6%
Utilities
Electric	$2,377,073	$2,555,991	9.3%	BBB+	$2,245,526	$2,254,770	9.4%	A-
Natural gas	422,125	453,272	1.6%	A-	359,308	365,514	1.5%	A-
Other utility	327,020	362,669	1.3%	A-	270,974	289,156	1.2%	A-
Total utilities	$3,126,218	$3,371,932	12.2%		$2,875,808	$2,909,440	12.1%
Total	$26,055,078	$27,635,431	100.0%	BBB+	$24,006,407	$23,982,119	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities

		June 30, 2019			March 31, 2019			December 31, 2018			September 30, 2018			June 30, 2018
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$27,571,234	$30,513,833	66.1%	$25,496,994	$27,673,531	66.3%	$24,904,526	$26,180,440	65.5%	$24,627,894	$25,837,847	66.2%	$23,206,331	$24,697,276	67.2%
2	BBB	12,941,492	13,705,079	29.7%	11,872,478	12,244,807	29.3%	12,141,601	12,023,426	30.1%	11,466,201	11,526,902	29.6%	10,309,842	10,413,893	28.3%
3	BB	1,389,207	1,407,595	3.0%	1,318,883	1,319,201	3.2%	1,409,235	1,371,328	3.4%	1,187,035	1,168,627	3.0%	1,165,503	1,136,259	3.1%
4	B	489,829	495,219	1.1%	419,764	422,390	1.0%	395,694	385,670	1.0%	425,572	424,040	1.1%	501,101	488,648	1.3%
5	CCC	15,120	15,890	—%	13,414	14,357	—%	13,183	12,860	—%	27,341	30,106	0.1%	45,696	42,876	0.1%
6	In or near default	50,736	51,689	0.1%	67,094	64,157	0.2%	17,929	18,622	—%	17,089	17,690	—%	5,497	6,002	—%
	Total	$42,457,618	$46,189,305	100.0%	$39,188,627	$41,738,443	100.0%	$38,882,168	$39,992,346	100.0%	$37,751,132	$39,005,212	100.0%	$35,233,970	$36,784,954	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$893,169	$928,931	$798,669	$815,317	$811,044	$814,568	$813,762	$795,873	$840,284	$833,587
Non-agency	1,321,794	1,347,584	1,171,025	1,178,869	1,061,192	1,054,653	1,003,187	984,889	997,032	987,627
Total RMBS	2,214,963	2,276,515	1,969,694	1,994,186	1,872,236	1,869,221	1,816,949	1,780,762	1,837,316	1,821,214
CMBS	1,687,024	1,747,285	1,404,852	1,431,746	1,428,115	1,419,034	1,282,015	1,273,534	1,249,616	1,242,509
ABS	2,482,012	2,494,664	2,243,449	2,241,986	2,171,254	2,149,204	1,867,650	1,863,017	1,711,099	1,708,824
Total	$6,383,999	$6,518,464	$5,617,995	$5,667,918	$5,471,605	$5,437,459	$4,966,614	$4,917,313	$4,798,031	$4,772,547

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$73,351	76.1%	$208,034	90.3%	$721,015	96.3%	$640,481	98.1%	$571,151	96.4%
20% or more for less than six months	21,995	22.8%	20,845	9.1%	21,336	2.9%	309	—%	21,045	3.6%
20% or more for six months or greater	1,035	1.1%	1,344	0.6%	6,139	0.8%	12,293	1.9%	12	—%
Total	$96,381	100.0%	$230,223	100.0%	$748,490	100.0%	$653,083	100.0%	$592,208	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Fixed Maturity Securities Below Amortized Cost

	As of June 30, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$780,802	$8,757	$1,276,130	$28,924	$2,056,932	$37,681
Canadian governments	2,535	2	17,555	131	20,090	133
RMBS	57,572	489	240,046	2,577	297,618	3,066
ABS	753,026	5,383	399,818	7,679	1,152,844	13,062
CMBS	79,372	240	37,442	274	116,814	514
U.S. government	257,328	36	76,098	334	333,426	370
State and political subdivisions	42,876	11	13,856	1,497	56,732	1,508
Other foreign government	90,066	2,565	110,341	2,697	200,407	5,262
Total investment grade securities	$2,063,577	$17,483	$2,171,286	$44,113	$4,234,863	$61,596

Below-investment grade securities:
Corporate	$216,611	$22,148	$139,318	$10,959	$355,929	$33,107
RMBS	—	—	976	11	976	11
Other foreign government	6,337	77	18,664	1,590	25,001	1,667
Total below investment grade securities	$222,948	$22,225	$158,958	$12,560	$381,906	$34,785
Total fixed maturity securities	$2,286,525	$39,708	$2,330,244	$56,673	$4,616,769	$96,381

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$8,505,371	$302,604	$3,611,266	$195,082	$12,116,637	$497,686
Canadian governments	25,169	419	131,806	1,612	156,975	2,031
RMBS	269,558	2,488	836,741	22,760	1,106,299	25,248
ABS	1,102,677	24,271	381,609	8,523	1,484,286	32,794
CMBS	384,259	4,304	414,719	13,930	798,978	18,234
U.S. government	8,616	80	1,086,694	57,787	1,095,310	57,867
State and political subdivisions	103,504	1,538	157,330	7,472	260,834	9,010
Other foreign government	789,859	24,509	472,934	17,446	1,262,793	41,955
Total investment grade securities	$11,189,013	$360,213	$7,093,099	$324,612	$18,282,112	$684,825

Below-investment grade securities:
Corporate	$755,679	$42,760	$122,559	$14,646	$878,238	$57,406
Canadian governments	443	34	1,770	243	2,213	277
RMBS	—	—	1,026	34	1,026	34
ABS	—	—	1,063	35	1,063	35
Other foreign government	128,725	5,574	7,479	339	136,204	5,913
Total below investment grade securities	$884,847	$48,368	$133,897	$15,297	$1,018,744	$63,665
Total fixed maturity securities	$12,073,860	$408,581	$7,226,996	$339,909	$19,300,856	$748,490

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2019	2019	2018	2018	2018		2019	2018	Change
Fixed maturity securities available-for-sale:
Other-than-temporary impairment losses on fixed maturities	$—	$(9,453)	$(14,439)	$(10,705)	$(3,350)	$3,350	$(9,453)	$(3,350)	$(6,103)
Gain on investment activity	20,384	28,045	13,065	20,040	21,140	(756)	48,429	32,106	16,323
Loss on investment activity	(6,870)	(18,723)	(64,676)	(37,880)	(35,934)	29,064	(25,593)	(56,314)	30,721
Net gains (losses) on fixed maturity securities available-for-sale	13,514	(131)	(66,050)	(28,545)	(18,144)	31,658	13,383	(27,558)	40,941

Net gains (losses) on equity securities	2,673	3,817	(16,433)	7,297	(6,497)	9,170	6,490	(11,556)	18,046
Other impairment losses and change in mortgage loan provision	(5,609)	(1,859)	(3,684)	(6,566)	(1,357)	(4,252)	(7,468)	(1,669)	(5,799)
Other non-derivative gain, net	4,757	5,428	4,244	5,336	5,511	(754)	10,185	10,814	(629)

Free-standing derivatives:
Credit default swaps	5,078	14,500	(7,521)	4,689	1,084	3,994	19,578	682	18,896
Interest rate swaps - non-hedged	33,404	23,974	26,085	(12,228)	(8,600)	42,004	57,378	(35,171)	92,549
Interest rate swaps - hedged	—	—	8	(8)	(8)	8	—	(23)	23
Foreign currency swaps - non-hedged	(6,380)	723	(3,695)	—	—	(6,380)	(5,657)	—	(5,657)
Foreign currency swaps - hedged	(2,600)	(1,412)	(3,100)	574	1,435	(4,035)	(4,012)	3,808	(7,820)
Financial futures	(7,685)	(22,278)	28,512	(6,544)	(897)	(6,788)	(29,963)	(768)	(29,195)
CPI swaps	(6,812)	(8,851)	(9,051)	(4,223)	1,041	(7,853)	(15,663)	3,227	(18,890)
Equity options	(4,828)	(22,684)	22,522	(9,793)	(8,007)	3,179	(27,512)	(5,414)	(22,098)
Foreign currency forwards	(258)	492	(237)	(58)	(262)	4	234	61	173
Total free-standing derivatives	9,919	(15,536)	53,523	(27,591)	(14,214)	24,133	(5,617)	(33,598)	27,981

Embedded derivatives:
Modified coinsurance and funds withheld treaties	5,262	(2,092)	(32,932)	(2,081)	8,805	(3,543)	3,170	22,416	(19,246)
GMXB	(18,044)	18,161	(77,697)	32,133	15,324	(33,368)	117	30,109	(29,992)
Total embedded derivatives	(12,782)	16,069	(110,629)	30,052	24,129	(36,911)	3,287	52,525	(49,238)

Net gain (loss) on total derivatives	(2,863)	533	(57,106)	2,461	9,915	(12,778)	(2,330)	18,927	(21,257)

Total investment related gains (losses), net	$12,472	$7,788	$(139,029)	$(20,017)	$(10,572)	$23,044	$20,260	$(11,042)	$31,302

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
U.S. & Latin America Traditional
Income before income taxes	$55,175	$11,654	$95,212	$116,328	$71,978	$(16,803)	$66,829	$74,870	$(8,041)
Investment and derivative (gains) losses (1)	(44)	(3)	76	90	41	(85)	(47)	51	(98)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	3,994	6,475	(2,878)	(57)	(3,766)	7,760	10,469	(5,459)	15,928
Adjusted operating income before income taxes	$59,125	$18,126	$92,410	$116,361	$68,253	$(9,128)	$77,251	$69,462	$7,789

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$72,694	$64,958	$(5,798)	$65,490	$60,840	$11,854	$137,652	$108,102	$29,550
Investment and derivative (gains) losses (1)	(26,288)	21,498	(54,246)	29,414	19,587	(45,875)	(4,790)	45,614	(50,404)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(9,256)	(4,383)	35,810	2,138	(5,039)	(4,217)	(13,639)	(16,957)	3,318
GMXB embedded derivatives (1)	18,044	(18,161)	77,697	(32,133)	(15,324)	33,368	(117)	(30,109)	29,992
Funds withheld (gains) losses - investment income	(259)	5,690	(410)	585	(12,645)	12,386	5,431	(2,330)	7,761
EIA embedded derivatives - interest credited	18,539	1,518	12,222	(1,602)	565	17,974	20,057	(27,998)	48,055
DAC offset, net	(4,050)	(11,540)	(12,498)	(110)	1,755	(5,805)	(15,590)	23,079	(38,669)
Adjusted operating income before income taxes	$69,424	$59,580	$52,777	$63,782	$49,739	$19,685	$129,004	$99,401	$29,603

U.S. & Latin America Financial Reinsurance
Income before income taxes	$19,324	$18,319	$19,394	$21,583	$21,548	$(2,224)	$37,643	$41,707	$(4,064)
Adjusted operating income before income taxes	$19,324	$18,319	$19,394	$21,583	$21,548	$(2,224)	$37,643	$41,707	$(4,064)

Canada Traditional
Income before income taxes	$46,259	$50,279	$45,647	$21,149	$21,805	$24,454	$96,538	$45,512	$51,026
Investment and derivative (gains) losses (1)	(851)	(5,781)	4,313	(1,226)	812	(1,663)	(6,632)	2,685	(9,317)
Funds withheld (gains) losses - investment income	(233)	114	380	29	(455)	222	(119)	(478)	359
Adjusted operating income before income taxes	$45,175	$44,612	$50,340	$19,952	$22,162	$23,013	$89,787	$47,719	$42,068

Canada Financial Solutions
Income before income taxes	$3,813	$1,348	$1,195	$1,646	$3,544	$269	$5,161	$6,735	$(1,574)
Adjusted operating income before income taxes	$3,813	$1,348	$1,195	$1,646	$3,544	$269	$5,161	$6,735	$(1,574)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2019	2019	2018	2018	2018	Quarter	2019	2018	Change
Europe, Middle East and Africa Traditional
Income before income taxes	$16,121	$15,424	$14,860	$18,370	$6,468	$9,653	$31,545	$21,889	$9,656
Investment and derivative (gains) losses (1)	(179)	—	170	—	—	(179)	(179)	(9)	(170)
Adjusted operating income before income taxes	$15,942	$15,424	$15,030	$18,370	$6,468	$9,474	$31,366	$21,880	$9,486

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$51,801	$38,390	$35,649	$56,205	$65,369	$(13,568)	$90,191	$104,533	$(14,342)
Investment and derivative (gains) losses (1)	(2,550)	(3,364)	8,568	87	(5,858)	3,308	(5,914)	(9,210)	3,296
Investment (income) loss on unit-linked variable annuities	(2,280)	(12,342)	10,536	(2,402)	(4,127)	1,847	(14,622)	(1,475)	(13,147)
Interest credited on unit-linked variable annuities	2,280	12,342	(10,536)	2,402	4,127	(1,847)	14,622	1,475	13,147
Non-investment derivatives	12	70	(43)	139	(13)	25	82	63	19
Adjusted operating income before income taxes	$49,263	$35,096	$44,174	$56,431	$59,498	$(10,235)	$84,359	$95,386	$(11,027)

Asia Pacific Traditional
Income before income taxes	$34,775	$36,624	$33,745	$62,007	$58,862	$(24,087)	$71,399	$81,749	$(10,350)
Investment and derivative (gains) losses (1)	1	(4)	—	(1)	—	1	(3)	(5)	2
Adjusted operating income before income taxes	$34,776	$36,620	$33,745	$62,006	$58,862	$(24,086)	$71,396	$81,744	$(10,348)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$1,918	$6,083	$(14,331)	$206	$4,138	$(2,220)	$8,001	$8,159	$(158)
Investment and derivative (gains) losses (1)	1,521	(2,748)	16,351	1,133	(1,274)	2,795	(1,227)	(4,017)	2,790
Adjusted operating income before income taxes	$3,439	$3,335	$2,020	$1,339	$2,864	$575	$6,774	$4,142	$2,632

Corporate and Other
Loss before income taxes	$(41,803)	$(26,515)	$(87,627)	$(40,323)	$(67,264)	$25,461	$(68,318)	$(108,043)	$39,725
Investment and derivative losses (1)	6,176	3,680	56,791	22,958	23,913	(17,737)	9,856	33,755	(23,899)
Interest expense on uncertain tax positions	2,732	2,667	—	—	—	2,732	5,399	—	5,399
Non-investment derivatives	—	360	(159)	(692)	490	(490)	360	490	(130)
Adjusted operating loss before income taxes	$(32,895)	$(19,808)	$(30,995)	$(18,057)	$(42,861)	$9,966	$(52,703)	$(73,798)	$21,095

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD thousands except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2019	2019	2018	2018	2018

Stockholders’ equity	$10,709,011	$9,670,108	$8,450,553	$8,579,323	$8,601,702
Less effect of AOCI:
Accumulated currency translation adjustments	(122,709)	(147,312)	(168,698)	(119,298)	(142,187)
Unrealized appreciation of securities	2,815,893	1,964,370	856,159	982,352	1,198,338
Pension and postretirement benefits	(51,071)	(51,093)	(50,698)	(50,249)	(51,180)
Stockholders’ equity, excluding AOCI	$8,066,898	$7,904,143	$7,813,790	$7,766,518	$7,596,731

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2019	2019	2018	2018	2018

Book value per share	$170.64	$154.61	$134.53	$136.29	$135.09
Less effect of AOCI:
Accumulated currency translation adjustments	(1.96)	(2.36)	(2.69)	(1.90)	(2.23)
Unrealized appreciation of securities	44.87	31.41	13.63	15.61	18.82
Pension and postretirement benefits	(0.81)	(0.82)	(0.80)	(0.79)	(0.81)
Book value per share, excluding AOCI	$128.54	$126.38	$124.39	$123.37	$119.31

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